[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                            [THE WINTER GROUP LOGO]

                         Specialized Loan Servicing, LLC
                                    Servicer

                    JPMorgan Chase Bank, National Association
          Master Servicer, Backup Servicer and Securities Administrator

                         U.S. Bank National Association
                                     Trustee

                               February [10], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

                                   TERM SHEET
                               FEBRUARY [10], 2005

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                $[337,925,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION

                                                                                          EXPECTED   STATED
                                        WAL (YRS)    PAYMENT WINDOW                         FINAL     FINAL
                APPROX                  (CALL(4)/      (CALL (4)/    PAYMENT   INTEREST   MATURITY  MATURITY  EXPECTED RATINGS
CLASS(6) (7)   SIZE ($)      COUPON     MATURITY)       MATURITY)     DELAY     ACCRUAL      (4)       (5)      (S&P/MOODY'S)
------------   --------      ------     ---------    --------------  -------   --------   --------  --------  ----------------
CLASS A-1A    191,902,000   LIBOR + []   1.00/1.00     1-26/1-26        0     Actual/360   06/2007   02/2036      AAA/Aaa
                             (1),(2)
CLASS A-1B     53,350,000   LIBOR + []   3.00/3.00     26-58/26-58      0     Actual/360   02/2010   02/2036      AAA/Aaa
                              (1),(2)
CLASS A-1C     35,798,000   LIBOR + []  5.97 / 7.48   58-75/58-173      0     Actual/360   07/2011   02/2036      AAA/Aaa
                              (1),(2)
CLASS S         Notional       3.25%        NA             NA           0     Actual/360      NA        NA        AAA/Aaa
                             -LIBOR(9)
CLASS M-l      12,075,000   LIBOR + []   4.71/5.19    46-75/46-143      0     Actual/360   07/2011   02/2036     AA+/Aal
                              (1),(3)
CLASS M-2      10,675,000   LIBOR + []  4.57 / 5.03   43-75/43-137      0     Actual/360   07/2011   02/2036      AA+/Aa2
                              (1),(3)
CLASS M-3       6,475,000   LIBOR + []   4.50/4.94    42-75/42-130      0     Actual/360   07/2011   02/2036      AA/Aa3
                             (1),(3)
CLASS M-4       6,125,000   LIBOR + []   4.46/4.88    41-75/41-125      0     Actual/360   07/2011   02/2036       AA/A1
                              (1),(3)
CLASS M-5       5,250,000  LIBOR + []    4.42/4.82   40-75/40- 120      0     Actual/360   07/2011   02/2036       A+/A2
                              (1),(3)
CLASS M-6       5,250,000   LIBOR + []   4.39/4.76    39-75/39-114      0     Actual/360   07/2011   02/2036       A+/A3
                              (1),(3)
CLASS B-l       4,550,000   LIBOR + []   4.38/4.70    39-75/39-107      0     Actual/360   07/2011   02/2036      A/Baal
                              (1),(3)
CLASS B-2       3,500,000   LIBOR + []   4.35/4.62    38-75/38-100      0     Actual/360   07/2011   02/2036      A-/Baa2
                              (1),(3)
CLASS B-3       2,975,000   LIBOR + []   4.35/4.54     38-75/38-93      0     Actual/360   07/2011   02/2036    BBB+/Baa3
                              (1),(3)
CLASS B-4       5,775,000   LIBOR + []      NA             NA           0     Actual/360      NA        NA        BBB+/NR
                              (1),(3)
CLASS B-5       2,450,000   LIBOR + []      NA             NA           0     Actual/360      NA        NA        BBB/NR
                              (1),(3)
CLASS B-6       2,100,000   LIBOR + []      NA             NA           0     Actual/360      NA        NA        BBB-/NR
                              (1),(3)
              -----------
TOTAL:        348,250,000
              -----------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1A, Class A-1B and Class A-1C Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-l, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-l, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will increase to 1.5x its respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 120% PPC (100% PPC: 10% CPR in month 1, building linearly to 20% CPR in month 12, remaining at 20% CPR thereafter) for the fixed rate collateral and at 32% CPR for the adjustable rate collateral. Assumes 10% call.

5)    Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class A-1A, Class A-1B, Class A-1C, Class S, Class M-l, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-l, Class B-2 and Class B-3 Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The Class S Certificates are not offered hereby. The information presented herein for the Class S Certificates is provided to assist your understanding of the other Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

7) The Class B-4, Class B-5 and Class B-6 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-4, Class B-5 and Class B-6 Certificates is provided to assist your understanding of the Offered Certificates.

8) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Class A Certificates.

9) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 3.25% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Class A, Class M and Class B Certificates will be subject to a cap equal to the excess of) (x) the product of (I) the quotient obtained by dividing (A) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date by (B) the aggregate principal balance of the Mortgage Loans as of the first day of the applicable accrual period and (II) a fraction, the numerator of which is 30 and the denominator of which is the number of actual days in the related accrual period, over (y) One-Month LIBOR plus the applicable margin for such class of Class A, Class M and Class B Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

                              CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                     212-449-3659       scott_soltas@ ml.com
Charles Sorrentino               212-449-3659       charles sorrentino@ml.com
Edgar Seah                       212-449-3659       edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                      212-449-0752       matthew_whalen@ml.com
Paul Park                        212-449-6380       paul_park@ml.com
Tom Saywell                      212-449-2122       torn saywell@ml.com
Fred Hubert                      212-449-5071       fred_hubert@ml.com
Alan Chan                        212-449-8140       alan chan@ml.com
Alice Chu                        212-449-1701       alice_chu@ml.com
Sonia Lee                        212-449-5067       sonia_lee@ml.com
Oleg Saitskiy                    212-449-1901       oleg saitskiy@ml.com
Keith Singletary                 212-449-9431       keith_singletary@ml.com
Calvin Look                      212-449-5029       calvin look@ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

TITLE OF CERTIFICATES    Terwin Mortgage Trust Asset-Backed Certificates, Series
                         TMTS 2005-6HE

                         Class A-1A, Class A-1B and Class A-1C Certificates (collectively, the "Class A Certificates"), Class S Certificates (together with the Class A Certificates, the "Senior Certificates"), Class M-l, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), Class B-l, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (collectively, the "Class B Certificates").
                         The Senior Certificates, the Class M Certificates, and the Class B-l, Class B-2 and Class B-3 Certificates, are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS             Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                         Terwin Capital LLC

SELLER                   Terwin Advisors LLC

MASTER SERVICER,         JPMorgan Chase Bank, National Association
BACK-UP SERVICER AND
SECURITIES ADMINISTRATOR

BACK-UP SERVICER         JPMorgan Chase Bank, National Association: The
                         Back-Up Servicer shall perform the servicing duties and obligations of the Specialized Loan Servicing, LLC in the event that the Specialized Loan Servicing, LLC is terminated. Transfer of servicing to the Back-Up
                         Servicer shall be effective after twenty days advance notice is given to the Back-Up Servicer.

SERVICER                 Specialized Loan Servicing, LLC

TRUSTEE                  U.S. Bank National Association

LOSS MITIGATION ADVISOR  The Murrayhill Company

CUT-OFF DATE             April 1, 2005

PRICING DATE             On or about February [ 11 ], 2005

CLOSING DATE             On or about April [ 19], 2005

DISTRIBUTION DATES       Distribution of principal and interest on the
                         Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in May 2005.

ERISA CONSIDERATIONS     The Offered Certificates will be ERISA eligible as of
                         the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                         Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT         It is expected that the Senior Certificates and the
                         Class M Certificates (except for the Class M-5 and
                         Class M-6 Certificates) will constitute
                         "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                         ("REMIC").

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

OPTIONAL TERMINATION     Specialized Loan Servicing, LLC (with the consent of
                         the party specified in the Prospectus Supplement) has the option (the "Clean-up Call Option") to terminate the trust by purchasing all of the Mortgage Loans and any REO Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage
                         Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

PRE-FUNDED AMOUNT:       On the Closing Date, a portion of the proceeds from the
                         sale of the Certificates up to approximately [25]% of the aggregate principal balance of the Certificates issued on the Closing Date (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing
                         Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates.

                         If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:      From the Closing Date to and including a date, to be
                         specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS           The mortgage pool will consist of fixed rate and
                         adjustable rate, first lien, sub-prime mortgage loans
                         ("Initial Mortgage Loans") underwritten to The Winter
                         Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Specialized Loan Servicing, LLC.

                         The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$350,000,000].

TOTAL DEAL SIZE          Approximately $[348,250,000]

ADMINISTRATIVE FEES      The Master Servicer, Servicer, Securities
                         Administrator, and Trustee will be paid fees aggregating to a weighted average of approximately 52.0 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                         1.    Excess Interest
                         2.    Over-Collateralization
                         3.    Subordination

EXCESS INTEREST          Excess Interest cashflow will be available as credit
                         enhancement.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [0.50]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [0.50]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

                        Initial: [0.50]% of original principal balance of the
                                 Mortgage Loans

                        Target: [0.50]% of original principal balance of the Mortgage Loans before stepdown [1.00]% of current principal balance of the Mortgage Loans on or after stepdown

                        Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:           CLASSES        RATING (S/M)        SUBORDINATION
                         -------        ------------        -------------
* includes O/C           Class A          AAA/Aaa               19.70%
                        Class M-l         AA+/Aal               16.25%
                        Class M-2         AA+/Aa2               13.20%
                        Class M-3          AA/Aa3               11.35%
                        Class M-4          AA/A1                 9.60%
                        Class M-5          A+/A2                 8.10%
                        Class M-6          A+/A3                 6.60%
                        Class B-l          A/Baal                5.30%
                        Class B-2         A-/Baa2                4.30%
                        Class B-3        BBB+/Baa3               3.45%
                        Class B-4         BBB+/NR                1.80%
                        Class B-5          BBB/NR                1.10%
                        Class B-6         BBB-/NR                0.50%

CLASS SIZES:             CLASSES        RATING (S/M)        CLASS SIZES
                         -------        ------------        -----------
                         Class A          AAA/Aaa             80.30%
                        Class M-l         AA+/Aal              3.45%
                        Class M-2         AA+/Aa2              3.05%
                        Class M-3          AA/Aa3              1.85%
                        Class M-4          AA/A1               1.75%
                        Class M-5          A+/A2               1.50%
                        Class M-6          A+/A3               1.50%
                        Class B-l          A/Baal              1.30%
                        Class B-2         A-/Baa2              1.00%
                        Class B-3        BBB+/Baa3             0.85%
                        Class B-4         BBB+/NR              1.65%
                        Class B-5          BBB/NR              0.70%
                        Class B-6         BBB-/NR              0.60%

INTEREST ACCRUAL        Interest for the Certificates will initially accrue from
                        the Closing Date to (but excluding) the first
                        Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date, on an actual/360 basis.

COUPON STEP UP          If the Clean-up Call Option is not exercised on the
                        first Distribution Date on which it is exercisable, (i) the margin on each class of the Class A Certificates will increase to 2x its margin, and (ii) the margin on each class of the Subordinate Certificates will increase to 1.5x its respective margins.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

AVAILABLE FUNDS CAP     The pass-through rates of the Certificates will be
                        subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus interest on the funds in the Pre-Funding Account at the weighted average
                        Net Mortgage Rate, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any Mortgage Loan, the mortgage rate less the Administrative Fees.

1ML CAP CONTRACT        The trust fund will own a one-month LIBOR Cap contract
                        purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month
                        LIBOR exceeds the lower collar, and up to and not exceeding 9.60% (which is the rate shown under the heading, "Upper Collar (%)" in the table entitled "One
                        Month LIBOR Cap Table" shown on page 28). Payments received on the cap contract will be available to pay
                        Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B
                        Certificates has been reduced to zero).

MAXIMUM RATE CAP        The pass-through rate of the Certificates (other than
                        the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate Mortgage Loans and Net Mortgage Rates on the fixed rate Mortgage Loans, and multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding greater of
                        (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 9.60% per annum (which is the rate shown under the heading, "Upper Collar (%)" in the table entitled "One Month LIBOR Cap Table" shown on page 28) (provided however, that on any Distribution Date on which One Month LIBOR is less then the "Lower Collar (%)" on the cap contract, then such interest shall be limited solely by the Maximum Rate Cap), and the aggregate of such shortfalls from previous Distribution Date together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (the "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described under "Cashflow Priority". No such Carryover will be paid in respect of any Certificate once the Certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

CASHFLOW PRIORITY       1. Repayment of any unreimbursed Servicer advances.

                        2. Administrative Fees.

                        3. Available interest funds, as follows: monthly
                           interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-l Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-l Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, then to the Class B-5 Certificates and then to the Class B-6 Certificates.

                        4. Available principal funds, as follows: monthly
                           principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-l Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-l Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates, then monthly principal to the Class B-6 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        5. Excess interest in the order as described under
                           "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

                        6. Excess interest to pay Class M and Class B
                           Certificates principal shortfalls.

                        7. Excess interest to pay Carryover on the Certificates
                           resulting from imposition of the Available Funds Cap
                           (1).

                        8. Any remaining amount will be paid in accordance with
                           the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates
                           (1).

                        (1.) Amounts received on the 1ML Cap contract will only be available to the Certificates (other than the Class S Certificates) to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contract not used to pay such Carryover will be paid to certificates other than the Class A and Subordinate Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-1B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-1C Certificates until the Certificate principal balance thereof has been reduced to zero.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-l, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-l, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates until their respective Certificate principal balance thereof has been reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-l Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-l Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates, twelfth to the Class B-5 Certificates, and thirteenth to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A          39.40%*
CLASS M-1        32.50%*
CLASS M-2        26.40%*
CLASS M-3        22.70%*
CLASS M-4        19.20%*
CLASS M-5        16.20%*
CLASS M-6        13.20%*
CLASS B-1        10.60%*
CLASS B-2         8.60%*
CLASS B-3         6.90%*
CLASS B-4         3.60%*
CLASS B-5         2.20%*
CLASS B-6         1.00%*
                 *includes initial O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the May 2008 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS         The first Distribution Date on which the Required
PRINCIPAL DISTRIBUTION    Percentage (i.e., the sum of the outstanding principal
DATE                      balance of the Subordinate Certificates and the O/C
                          amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage
                          (including O/C), which is equal to two times the initial AAA subordination percentage.

                          SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                          39.40%

                          or

                          (19.20% + 0.50%)*2

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE
--------------------------------------------------------------------------------

STEP DOWN LOSS TRIGGER    The situation that exists with respect to any
EVENT                     Distribution Date after the Stepdown Date, if
                          either(a) the quotient (expressed as a percentage) of
                          (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated
                          Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 40.25% and (ii) the Required
                          Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING               REQUIRED LOSS PERCENTAGE
---------------------------               ------------------------
May 2008 - April 2009          2.75% with respect to May 2008, plus an additional
                               l/12th of 1.00% for each month thereafter

May 2009 - April 2010          3.75% with respect to May 2009, plus an additional
                               l/12th of 0.75% for each month thereafter

May 2010 - April 2011          4.50% with respect to May 2010, plus an additional
                               l/12th of 0.40% for each month thereafter

May 2011 and thereafter        4.90%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                The Offered Certificates will be offered pursuant to a
                          Prospectus which includes a Prospectus Supplement
                          (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

INFORMATION HEREIN        The information contained herein with respect to the
SUBJECT TO CHANGE         subordination levels and class sizes of the
                          Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about
                          April [19], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing on the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information.
                          They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

MORTGAGE LOAN TABLES      The following tables describe the Mortgage Loans and
                          the related mortgaged properties as of the February
                          1,2005 ("Statistical Calculation Date"), except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $[350,000,000]. It is not expected that the statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics described in the following tables, except that the aggregate principal balance of the final mortgage pool is expected to be approximately
                          $[350,000,000].

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $361,898,161
Aggregate Original Principal Balance                                $361,934,794
Number of Mortgage Loans                                                   1,778

                                MINIMUM    MAXIMUM     AVERAGE(1)
                                -------    -------     ----------
Original Principal Balance      $25,000   $1,000,000   $ 203,563
Outstanding Principal Balance   $25,000   $1,000,000   $ 203,542

                            MINIMUM  MAXIMUM  WEIGHTED AVERAGE(2)
                            -------  -------  -------------------
Original Term (mos)            180      360           359
Stated Remaining Term (mos)    176      358           356
Loan Age (mos)(4)                2        9             3
Current Interest Rate        4.875%  12.975%        7.348%
Initial Interest Rate Cap    1.000%   5.000%        3.068%
Periodic Rate Cap            1.000%   2.000%        1.012%
Gross Margin                 2.250%  11.200%        5.243%
Maximum Mortgage Rate       10.125%  18.975%       13.263%
Minimum Mortgage Rate        2.250%  12.975%        5.801%
Months to Roll(4)                3       58            25
Original Loan-to-Value        9.00%  100.00%        77.92%
Credit Score(3)                500      818           662

                       EARLIEST       LATEST
                      ----------    ----------
Maturity Date         12/01/2019    02/01/2035

LIEN POSITION         PERCENT OF MORTGAGE POOL
-------------         ------------------------
1st Lien                      100.00%

  OCCUPANCY           PERCENT OF MORTGAGE POOL
-------------         ------------------------
Primary                         72.16%
Second Home                      4.71%
Investment                      23.12%

  LOAN TYPE           PERCENT OF MORTGAGE POOL
-------------         ------------------------
Fixed Rate                      15.39%
ARM                             84.61%

AMORTIZATION TYPE     PERCENT OF MORTGAGE POOL
-----------------     ------------------------
Fully Amortizing                58.38%
Interest-Only                   41.62%

YEAR OF ORIGINATION   PERCENT OF MORTGAGE POOL
-------------------   ------------------------
2004                            40.95%
2005                            59.05%

  LOAN PURPOSE         PERCENT OF MORTGAGE POOL
----------------       ------------------------
Purchase                         66.17%
Refinance - Rate Term             4.81%
Refinance - Cashout              29.02%

      PROPERTY TYPE       PERCENT OF MORTGAGE POOL
------------------------  ------------------------
Single Family Residence             68.78%
Townhouse                            1.58%
Condominium                          4.47%
Two-to-Four Family                  15.31%
Cooperative                          0.12%
Planned Unit Development             9.75%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) As of the Cut-off Date.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

MORTGAGE RATES

                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                    NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED    AVERAGE   PRINCIPAL   AVERAGE   PERCENT
      RANGE OF       MORTGAGE    BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
  MORTGAGE RATES      LOANS    OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV       DOC     IO
------------------  ---------  ------------  ----------  --------   --------  -----------  --------  -------  -------
5.500% or less           7     $  2,219,200      0.61%     5.210%      686    $   317,029   80.53%    51.58%   41.60%
5.501% to 6.000%        86       22,454,601      6.20      5.861       676        261,100   75.53     48.10    43.81
6.001% to 6.500%       192       45,523,753     12.58      6.337       667        237,103   75.16     25.98    48.96
6.501% to 7.000%       388       78,250,658     21.62      6.831       675        201,677   77.65     23.29    41.38
7.001% to 7.500%       379       77,765,224     21.49      7.358       675        205,185   78.56     15.70    47.51
7.501% to 8.000%       325       66,636,613     18.41      7.795       667        205,036   78.59     18.99    42.34
8.001% to 8.500%       192       40,318,282     11.14      8.204       648        209,991   79.57     24.66    43.38
8.501% to 9.000%       112       15,729,216      4.35      8.764       613        140,439   83.48     30.58    11.22
9.001% to 9.500%        27        3,453,526      0.95      9.335       578        127,908   78.06     37.48     3.71
9.501% to 10.000%       36        4,093,056      1.13      9.809       553        113,696   73.33     56.05    10.16
10.001% to 10.500%      11        1,336,300      0.37     10.443       531        121,482   75.82     16.46     0.00
10.501% to 11.000%      13        2,054,651      0.57     10.844       528        158,050   68.82     84.88     6.30
11.001% to 11.500%       7        1,602,983      0.44     11.472       517        228,998   70.18     75.30     6.99
11.501% to 12.000%       2          113,600      0.03     11.850       643         56,800   80.00    100.00     0.00
12.501% to 13.000%       1          346,500      0.10     12.975       518        346,500   70.00      0.00     0.00
                     -----     ------------    ------      -----       ---    -----------   -----     -----    -----
TOTAL:               1,778     $361,898,161    100.00%     7.348%      662    $   203,542   77.92%    24.45%   41.62%
                     -----     ------------    ------      -----       ---    -----------   -----     -----    -----

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.875% per annum to 12.975% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.348% per annum.

REMAINING MONTHS TO STATED MATURITY

                                AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
     RANGE OF       NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE  PERCENT
 REMAINING MONTHS   MORTGAGE     BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
TO STATED MATURITY   LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV       DOC     IO
------------------  ---------  -----------   ----------  --------   --------  -----------  --------  -------  -------
169 to 180              13     $  1,202,249     0.33%     6.990%      661       $ 92,481    71.09%    31.11%    0.00%
229 to 240               4          345,946     0.10      7.745       663         86,486    71.14     25.13     0.00
349 to 360            1761      360,349,967    99.57      7.349       662        204,628    77.95     24.43    41.80
                     -----     ------------   ------      -----       ---       --------    -----     -----    -----
TOTAL:               1,778     $361,898,161   100.00%     7.348%      662       $203,542    77.92%    24.45%   41.62%
                     -----     ------------   ------      -----       ---       --------    -----     -----    -----

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 176 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

  RANGE OF ORIGINAL                      AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
    MORTGAGE LOAN           NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE
      PRINCIPAL              MORTGAGE     BALANCE     MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL  PERCENT   PERCENT
       BALANCES               LOANS     OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING     LTV     FULL DOC    IO
----------------------      ---------  ------------  ----------    --------    --------  -----------   --------  --------  -------
$1 to $50,000                      59  $  2,545,454        0.70%      8.169%        620  $    43,143      74.20%    68.02%    0.00%
$50,001 to $100,000               340    25,648,068        7.09       7.795         642       75,435      76.72     48.23    12.53
$100,001 to $150,000              337    42,037,164       11.62       7.439         663      124,739      78.57     25.84    38.69
$150,001 to $200,000              307    53,881,640       14.89       7.361         656      175,510      78.36     30.53    40.98
$200,001 to $250,000              224    50,464,725       13.94       7.305         661      225,289      78.94     19.63    46.78
$250,001 to $300,000              201    54,864,404       15.16       7.301         651      272,957      78.93     24.72    43.33
$300,001 to $350,000              108    35,206,333        9.73       7.209         667      325,985      77.34     19.48    45.49
$350,001 to $400,000               79    29,660,330        8.20       7.314         664      375,447      79.78     14.46    37.73
$400,001 to $450,000               36    15,375,054        4.25       7.241         674      427,085      78.00     19.53    50.09
$450,001 to $500,000               30    14,259,966        3.94       7.155         674      475,332      76.30      6.53    29.59
$500,001 to $550,000               10     5,317,924        1.47       7.398         705      531,792      77.27      0.00    59.37
$550,001 to $600,000               15     8,727,557        2.41       7.550         685      581,837      74.36     20.00    46.07
$600,001 to $650,000               19    12,089,930        3.34       7.131         690      636,312      71.43      0.00    68.06
$700,001 to $750,000                2     1,470,000        0.41       6.026         667      735,000      79.89      0.00    48.98
$750,001 to $800,000                1       800,000        0.22       6.875         640      800,000      71.43      0.00   100.00
$850,001 to $900,000                2     1,755,000        0.48       7.821         698      877,500      76.47     51.28   100.00
$900,001 to $950,000                1       923,200        0.26       5.125         755      923,200      84.00      0.00   100.00
$950,001 to $1,000,000              7     6,871,412        1.90       7.516         698      981,630      75.18     85.46    42.98
                                -----  ------------      ------       -----         ---  -----------      -----     -----   ------
TOTAL:                          1,778  $361,898,161      100.00%      7.348%        662  $   203,542      77.92%    24.45%   41.62%
                                -----  ------------      ------       -----         ---  -----------      -----     -----   ------

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $25,000 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $203,542.

PRODUCT TYPES

                                         AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED     AVERAGE   PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE     BALANCE     MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
      PRODUCT TYPES           LOANS     OUTSTANDING     POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC       IO
--------------------------  ---------  ------------  ----------    --------    --------  -----------   --------   -------  -------
15 to 19 Year Fixed Loans          13  $  1,202,249        0.33%      6.990%        661  $    92,481      71.09%    31.11%    0.00%
20 to 24 Year Fixed Loans           4       345,946        0.10       7.745         663       86,486      71.14     25.13     0.00
30 Year Fixed Loans               326    54,137,848       14.96       7.509         670      166,067      76.17     17.50     3.08
Six-Month LIBOR ARM                 1       480,000        0.13       6.000         643      480,000      75.00      0.00     0.00
2/28 LIBOR ARM                  1,076   231,577,575       63.99       7.380         661      215,221      78.37     24.82    46.46
3/27 LIBOR ARM                    300    60,998,576       16.86       7.153         656      203,329      78.50     30.61    51.20
5/25 LIBOR ARM                     58     13,155,969       3.64       7.101         695      226,827      75.35     18.31    77.02
                                -----  ------------      ------       -----         ---  -----------      -----     -----    -----
TOTAL:                          1,778  $361,898,161      100.00%      7.348%        662  $   203,542      77.92%    24.45%   41.62%
                                -----  ------------      ------       -----         ---  -----------      -----     -----    -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

AMORTIZATION TYPE

                                         AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                            NUMBER OF    PRINCIPAL   PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                            MORTGAGE      BALANCE     MORTGAGE     AVERAGE      CREDIT     BALANCE     ORIGINAL     FULL   PERCENT
   AMORTIZATION TYPE          LOANS     OUTSTANDING     POOL        COUPON       SCORE   OUTSTANDING     LTV        DOC      IO
------------------------    ---------  ------------  ----------    --------    --------  -----------   --------   -------  -------
Fully Amortizing                1,152  $211,270,079       58.38%      7.453%        645  $   183,394      77.90%    30.28%    0.00%
24 Month Interest-Only             49    11,750,507        3.25       6.968         691      239,806      76.22     24.59   100.00
36 Month Interest-Only             29     6,730,540        1.86       6.983         678      232,088      79.01     28.91   100.00
60 Month Interest-Only            215    50,096,185       13.84       7.194         683      233,006      78.66     17.85   100.00
120 Month Interest-Only           333    82,050,850       22.67       7.257         691      246,399      77.68     13.08   100.00
                                -----  ------------      ------       -----         ---  -----------      -----     -----   ------
TOTAL:                          1,778  $361,898,161      100.00%      7.348%        662  $   203,542      77.92%    24.45%   41.62%
                                -----  ------------      ------       -----         ---  -----------      -----     -----   ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE    PERCENT              WEIGHTED    AVERAGE     WEIGHTED
                        NUMBER OF    PRINCIPAL       OF     WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE
                         MORTGAGE     BALANCE     MORTGAGE  AVERAGE     CREDIT     BALANCE     ORIGINAL        PERCENT  PERCENT
GEOGRAPHIC LOCATION       LOANS     OUTSTANDING     POOL     COUPON     SCORE    OUTSTANDING      LTV         FULL DOC     IO
-------------------       -----     -----------     ----     ------     -----    -----------      ---         ---- ---     --
Alabama                         9   $    754,141      0.21%    7.564%    616     $    83,793      78.12%         51.71%    0.00%
Alaska                          3        547,759      0.15     6.770     563         182,586      80.00          51.12    25.56
Arizona                        69     10,922,269      3.02     7.077     670         158,294      76.46          31.38    54.75
Arkansas                       26      1,894,050      0.52     8.536     606          72,848      84.95          64.22     4.90
California                    341    102,386,239     28.29     7.112     659         300,253      76.62          25.76    45.38
Colorado                       27      4,915,356      1.36     7.085     639         182,050      78.73          35.69    38.76
Connecticut                    11      1,847,348      0.51     7.493     665         167,941      81.29          20.16    11.48
Delaware                        3        425,600      0.12     7.383     661         141,867      80.00          40.04    85.90
District of Columbia           15      2,786,000      0.77     7.644     641         185,733      82.22          60.76    50.76
Florida                       118     23,763,736      6.57     7.523     663         201,388      79.03          15.10    32.23
Georgia                        38      3,936,179      1.09     7.539     651         103,584      78.74          57.30    35.69
Idaho                           4        319,618      0.09     6.842     729          79,905      75.92          32.04    51.66
Illinois                       60      8,800,980      2.43     7.871     606         146,683      80.33          42.68    14.65
Indiana                        18      1,384,276      0.38     7.993     626          76,904      84.25          44.30     7.88
Iowa                            1         25,000      0.01     7.630     754          25,000      38.46         100.00     0.00
Kentucky                        3        204,625      0.06     7.159     645          68,208      72.73           0.00     0.00
Louisiana                      17      1,757,537      0.49     8.085     618         103,385      76.84          46.20     3.38
Maine                           1         76,000      0.02     7.500     680          76,000      80.00           0.00     0.00
Maryland                      104     19,557,648      5.40     7.335     672         188,054      77.84          14.49    49.25
Massachusetts                  39     11,394,134      3.15     7.483     665         292,157      77.80          32.74    11.06
Michigan                       23      1,971,515      0.54     8.226     582          85,718      81.80          85.66    15.63
Minnesota                      26      4,074,856      1.13     7.698     641         156,725      78.76          27.24    53.15
Mississippi                    13      1,148,949      0.32     8.597     607          88,381      82.39          49.63     0.00
Missouri                       25      2,080,651      0.57     8.021     609          83,226      84.71          59.24    10.57
Nebraska                        4        392,000      0.11     6.959     568          98,000      78.45         100.00     0.00
Nevada                        231     54,092,918     14.95     7.112     689         234,168      79.46          14.04    77.62
New Hampshire                   2        275,200      0.08     7.203     697         137,600      80.00          40.70     0.00
New Jersey                     43      8,981,012      2.48     7.681     633         208,861      79.33          14.83    11.47
New Mexico                      4        886,360      0.24     7.908     704         221,590      80.00          34.21    48.20
New York                       80     23,407,392      6.47     7.537     637         292,592      74.46          19.15    12.69
North Carolina                 41      5,726,529      1.58     7.781     669         139,671      69.53          25.49    33.41
Ohio                           24      2,514,764      0.69     7.203     658         104,782      74.88          34.24    17.67
Oklahoma                        6        590,400      0.16     7.821     613          98,400      81.25          45.73    33.20
Oregon                          9      1,319,139      0.36     7.592     682         146,571      79.34          37.75    64.50
Pennsylvania                    3        341,968      0.09     6.786     735         113,989      77.56           0.00     0.00
Rhode Island                   36      7,591,148      2.10     7.870     695         210,865      80.11           9.31    15.63
South Carolina                 14      2,013,608      0.56     7.437     676         143,829      75.50          11.52    42.29
Tennessee                      31      2,499,778      0.69     8.132     610          80,638      83.29          65.06     9.21
Texas                          96     13,684,862      3.78     7.494     684         142,551      78.82          31.00    10.59
Utah                            7      1,254,059      0.35     7.135     698         179,151      78.14          17.73    76.13
Virginia                      120     24,345,547      6.73     7.432     669         202,880      78.79          17.72    51.95
Washington                     29      4,509,462      1.25     7.261     689         155,499      80.07          35.80    53.39
West Virginia                   1        154,500      0.04     6.250     632         154,500      37.50           0.00     0.00
Wisconsin                       2        222,400      0.06     6.150     713         111,200      80.00         100.00    50.00
Wyoming                         1        120,650      0.03     6.750     660         120,650      80.00           0.00   100.00
                            -----   ------------    ------     -----     ---     -----------      -----         ------   ------
TOTAL:                      1,778   $361,898,161    100.00%    7.348%    662     $   203,542      77.92%         24.45%   41.62%
                            -----   ------------    ------     -----     ---     -----------      -----         ------   ------

No more than approximately 1.67% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

                                      AGGREGATE      PERCENT               WEIGHTED      AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL        OF       WEIGHTED   AVERAGE      PRINCIPAL     AVERAGE
 RANGE OF ORIGINAL      MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL    PERCENT   PERCENT
LOAN-TO-VALUE RATIOS      LOANS      OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING      LTV      FULL DOC     IO
--------------------    ---------   ------------    --------    --------   --------    -----------   --------    --------  -------
 50.00% or less             38      $  6,321,002        1.75%      7.139%    640       $   166,342      39.20%      19.33%    7.91%
 50.01% to 55.00%           18         3,503,577        0.97       7.541     625           194,643      52.79       15.01    21.63
 55.01% to 60.00%           38         9,777,768        2.70       6.662     647           257,310      58.30       22.87    33.73
 60.01% to 65.00%           36         7,289,459        2.01       7.385     598           202,485      63.80       50.09    18.47
 65.01% to 70.00%          170        30,781,958        8.51       7.494     668           181,070      69.65       17.37    51.05
 70.01% to 75.00%          118        23,168,514        6.40       7.732     647           196,343      74.02       27.19    43.56
 75.01% to 80.00%         1088       235,019,475       64.94       7.267     677           216,011      79.83       19.30    47.80
 80.01% to 85.00%           97        16,663,408        4.60       7.251     614           171,788      84.48       56.74    18.03
 85.01% to 90.00%          114        18,559,310        5.13       7.852     604           162,801      89.74       48.37    11.95
 90.01% to 95.00%           42         8,566,819        2.37       7.668     623           203,972      94.80       39.98    12.49
 95.01% to 100.00%          19         2,246,871        0.62       8.416     623           118,256      99.61       88.74    12.24
                         -----      ------------      ------       -----     ---       -----------      -----       -----    -----
TOTAL:                   1,778      $361,898,161      100.00%      7.348%    662       $   203,542      77.92%      24.45%   41.62%
                         -----      ------------      ------       -----     ---       -----------      -----       -----    -----

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 9.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.92% .

LOAN PURPOSE

                                      AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                        NUMBER OF     PRINCIPAL     PERCENT OF  WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE      BALANCE       MORTGAGE   AVERAGE     CREDIT       BALANCE     ORIGINAL      FULL    PERCENT
    LOAN PURPOSE          LOANS      OUTSTANDING       POOL      COUPON     SCORE      OUTSTANDING     LTV          DOC       IO
---------------------   ---------   ------------    ----------  --------   --------    -----------   --------    --------  -------
Purchase                    1,138   $239,467,113         66.17%    7.293%     682      $   210,428      78.94%      17.27%   48.54%
Refinance - Cashout           550    105,012,620         29.02     7.468      620          190,932      75.73       39.69    25.97
Refinance - Rate Term          90     17,418,428          4.81     7.387      642          193,538      77.07       31.33    40.96
                            -----   ------------        ------     -----      ---      -----------      -----       -----    -----
TOTAL:                      1,778   $361,898,161        100.00%    7.348%     662      $   203,542      77.92%      24.45%   41.62%
                            -----   ------------        ------     -----      ---      -----------      -----       -----    -----

PROPERTY TYPE

                                      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                         NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL    FULL    PERCENT
     PROPERTY TYPE         LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV       DOC      IO
-----------------------  ---------  ------------    ----------   --------   --------   -----------    --------  --------  -------
Single Family Residence      1,294  $248,910,667         68.78%     7.305%      658    $   192,358       78.19%    26.39%   41.73%
Townhouse                       40     5,717,536          1.58      7.067       677        142,938       76.44     14.63    51.51
Condominium                     83    16,162,471          4.47      7.248       680        194,729       77.61     17.94    41.82
Two-to-Four Family             206    55,403,838         15.31      7.724       668        268,951       76.89     21.12    26.53
Cooperative                      3       428,000          0.12      7.192       709        142,667       70.90      0.00    52.80
Planned Unit Development       152    35,275,650          9.75      7.154       670        232,077       78.06     20.84    62.73
                             -----  ------------        ------      -----       ---    -----------       -----     -----    -----
TOTAL:                       1,778  $361,898,161        100.00%     7.348%      662    $   203,542       77.92%    24.45%   41.62%
                             -----  ------------        ------      -----       ---    -----------       -----     -----    -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

DOCUMENTATION

                                           AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
DOCUMENTATION                 LOANS       OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation            410     $ 97,505,790    26.94%     7.360%      676        $237,819     76.99%       0.00%    51.40%
Stated Documentation             433       89,432,451    24.71      7.369       649         206,541     77.93        0.00     33.59
Full Documentation               536       88,484,328    24.45      7.348       632         165,083     79.35      100.00     27.69
No Ratio                         192       48,198,600    13.32      7.378       683         251,034     77.76        0.00     52.81
No Income/No Asset               207       38,276,993    10.58      7.233       704         184,913     77.17        0.00     53.59
                               -----     ------------   ------      -----       ---        --------     -----       -----     -----
TOTAL:                         1,778     $361,898,161   100.00%     7.348%      662        $203,542     77.92%      24.45%    41.62%
                               -----     ------------   ------      -----       ---        --------     -----       -----     -----

OCCUPANCY

                                           AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
OCCUPANCY                     LOANS       OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
Primary                        1,217     $261,158,620    72.16%     7.283%      651        $214,592     78.52%      25.46%    40.83%
Investment                       478       83,685,785    23.12      7.582       690         175,075     76.27       21.92     40.97
Second Home                       83       17,053,756     4.71      7.193       705         205,467     76.78       21.38     56.97
                               -----     ------------   ------      -----       ---        --------     -----       -----     -----
TOTAL:                         1,778     $361,898,161   100.00%     7.348%      662        $203,542     77.92%      24.45%    41.62%
                               -----     ------------   ------      -----       ---        --------     -----       -----     -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE     PERCENT              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER OF     PRINCIPAL       OF      WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                             MORTGAGE       BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE     ORIGINAL      FULL    PERCENT
MORTGAGE LOAN AGE (MONTHS)    LOANS       OUTSTANDING     POOL      COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
2                                510     $ 99,975,105     27.63%    7.339%      628        $196,030     78.73%      34.92%    27.48%
3                                987      196,008,448     54.16     7.395       675         198,590     77.96       20.71     45.56
4                                224       53,466,995     14.77     7.279       675         238,692     76.49       19.31     48.99
5                                 42        9,364,455      2.59     6.956       683         222,963     77.04       24.39     60.15
6                                 10        2,436,464      0.67     6.877       716         243,646     76.35        0.00     76.53
7                                  2          262,954      0.07     7.178       711         131,477     72.99       40.10     59.90
8                                  2          298,760      0.08     7.939       643         149,380     76.51       58.95      0.00
9                                  1           84,980      0.02     9.250       590          84,980     89.74      100.00      0.00
                               -----     ------------    ------     -----       ---        --------     -----       -----     -----
TOTAL:                         1,778     $361,898,161    100.00%    7.348%      662        $203,542     77.92%      24.45%    41.62%
                               -----     ------------    ------     -----       ---        --------     -----       -----     -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

                                 AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM          LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      DOC       IO
-------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                    739     $157,416,007    43.50%     7.370%     669      $213,012     77.33%    18.00%   42.85%
3 Months                  1          649,147     0.18      8.125      636       649,147     76.47      0.00     0.00
4 Months                  1          649,950     0.18      7.000      732       649,950     76.55      0.00   100.00
6 Months                  4          905,641     0.25      7.106      675       226,410     83.43     34.25   100.00
12 Months                52        9,839,393     2.72      7.692      680       189,219     72.83     39.50    31.50
24 Months               643      135,188,234    37.36      7.303      657       210,246     78.53     27.48    42.50
30 Months                 1          172,500     0.05      5.990      634       172,500     61.61    100.00     0.00
36 Months               283       48,879,855    13.51      7.338      650       172,720     79.01     31.48    36.30
60 Months                54        8,197,435     2.27      7.342      675       151,804     78.66     39.59    40.59
                      -----     ------------   ------      -----      ---      --------     -----     -----    -----
TOTAL:                1,778     $361,898,161   100.00%     7.348%     662      $203,542     77.92%    24.45%   41.62%
                      -----     ------------   ------      -----      ---      --------     -----     -----    -----

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                 AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
RANGE OF             NUMBER OF   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
CREDIT               MORTGAGE    BALANCE      MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL    FULL   PERCENT
SCORES                 LOANS     OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC      IO
-------------        ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Not Available             5     $  1,060,400     0.29%     7.619%       0     $212,080      81.76%    16.97%  54.70%
500                       2          209,171     0.06      9.569      500      104,586      66.61     22.35    0.00
501 to 525               72       11,200,168     3.09      9.378      515      155,558      74.23     65.69    3.30
526 to 550               79       11,498,964     3.18      8.424      539      145,557      76.77     56.33    5.55
551 to 575               75       12,249,202     3.38      7.950      561      163,323      81.33     50.41    7.05
576 to 600              120       19,722,495     5.45      7.248      588      164,354      81.60     65.14   12.20
601 to 625              183       36,905,369    10.20      7.265      617      201,669      76.73     27.78   31.71
626 to 650              237       48,444,127    13.39      7.225      638      204,406      77.64     18.54   37.81
651 to 675              254       55,432,352    15.32      7.230      663      218,238      78.78     17.82   44.25
676 to 700              296       66,989,800    18.51      7.299      687      226,317      77.45     13.09   49.01
701 to 725              255       54,046,545    14.93      7.132      716      211,947      77.20     19.12   52.88
726 to 750               88       19,247,893     5.32      7.148      736      218,726      78.08      9.06   61.11
751 to 775               78       16,711,925     4.62      7.017      761      214,255      78.73     21.08   76.05
776 to 800               31        7,717,966     2.13      7.200      784      248,967      78.02     23.13   68.32
801 to 818                3          461,784     0.13      6.852      813      153,928      80.00     28.58   15.07
                      -----     ------------   ------      -----      ---     --------      -----     -----   -----
TOTAL:                1,778     $361,898,161   100.00%     7.348%     662     $203,542      77.92%    24.45%  41.62%
                      -----     ------------   ------      -----      ---     --------      -----     -----   -----

The Credit Scorres of Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 818 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 662

-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MERRILL LYNCH[LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

GROSS MARGINS

                                  AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     NUMBER OF    PRINCIPAL   PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE   PERCENT
RANGE OF             MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT      BALANCE    ORIGINAL     FULL    PERCENT
GROSS MARGINS          LOANS     OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV        DOC       IO
-----------------    ---------  ------------  ----------  ---------  --------  -----------  --------   -------   -------
2.001% to 2.500%         10     $  3,048,350    1.00%      6.243%      664     $ 304,835      76.83%     15.00%  90.16%
2.501% to 3.000%         87       21,407,724    6.99       6.699       691       246,066      75.02      16.96   71.78
3.001% to 3.500%         69       14,590,330    4.76       6.878       686       211,454      76.85      22.28   63.25
3.501% to 4.000%        103       24,579,663    8.03       7.207       690       238,638      77.84      15.47   65.76
4.001% to 4.500%         88       21,124,621    6.90       7.079       694       240,053      78.24       9.70   72.84
4.501% to 5.000%        112       25,359,412    8.28       6.935       690       226,423      78.01      15.58   60.83
5.001% to 5.500%        302       65,539,554   21.40       6.903       675       217,018      78.71      20.28   45.71
5.501% to 6.000%        216       49,848,047   16.28       7.525       672       230,778      79.33      22.93   51.42
6.001% to 6.500%        223       45,577,705   14.88       7.780       634       204,384      80.20      36.77   38.76
6.501% to 7.000%        122       24,989,109    8.16       8.340       564       204,829      75.11      51.63    3.21
7.001% to 7.500%         17        2,086,981    0.68       7.385       583       122,764      79.86      69.38   14.18
7.501% to 8.000%         19        1,980,979    0.65       8.021       607       104,262      81.90      65.33    3.43
8.001% to 8.500%         15        1,907,897    0.62       8.507       556       127,193      80.35      63.68    0.00
8.501% to 9.000%         26        2,289,882    0.75       8.773       551        88,072      77.05      65.72    6.92
9.001% to 9.500%          8          659,071    0.22       9.234       552        82,384      77.42      83.23    0.00
9.501% to 10.000%        16        1,087,812    0.36       9.783       547        67,988      86.47      80.54    6.04
10.001% to 10.500%        1           84,000    0.03      10.200       544        84,000      80.00     100.00    0.00
11.001% to 11.500%        1           50,983    0.02      11.200       523        50,983      75.00     100.00    0.00
                      -----     ------------  ------       -----       ---     ---------      -----      -----   -----
TOTAL:                1,435     $306,212,119  100.00%      7.321%      661     $ 213,388      78.26%     25.65%  48.65%
                      -----     ------------  ------       -----       ---     ---------      -----      -----   -----

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 11.200% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.243% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                            NUMBER OF      PRINCIPAL  PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF MAXIMUM            MORTGAGE        BALANCE    MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
 MORTGAGE RATES               LOANS       OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC       IO
------------------          ----------   ------------ ----------  ---------  --------  -----------  ---------  --------  -------
11. 000% or less                   8     $  3,250,300      1.06%      5.641%   715        $406,288     70.29%     40.52%   85.49%
11.001% to 11.500%                13        3,711,124      1.21       6.145    677         285,471     77.21      30.55    70.99
11.501% to 12.000%                99       25,559,981      8.35       6.091    676         258,182     76.38      40.71    49.87
12.001% to 12.500%               175       43,083,618     14.07       6.448    669         246,192     76.87      26.53    53.89
12.501% to 13.000%               298       60,671,301     19.81       6.857    674         203,595     77.92      23.28    46.65
13.001% to 13.500%               266       59,269,389     19.36       7.368    675         222,817     78.97      14.80    56.08
13.501% to 14.000%               257       53,931,497     17.61       7.808    666         209,850     79.60      21.67    50.30
14.001% to 14.500%               156       33,984,735     11.10       8.162    646         217,851     79.63      26.44    51.19
14.501% to 15.000%                78       10,384,684      3.39       8.660    579         133,137     83.36      36.38     7.01
15.001% to 15.500%                20        2,767,499      0.90       9.081    554         138,375     78.87      57.97     4.63
15.501% to 16.000%                33        4,240,756      1.38       9.737    552         128,508     73.87      48.76     9.80
16.001% to 16.500%                 9        1,239,500      0.40      10.453    530         137,722     76.15      14.52     0.00
16.501% to 17.000%                13        2,054,651      0.67      10.844    528         158,050     68.82      84.88     6.30
17.001% to 17.500%                 7        1,602,983      0.52      11.472    517         228,998     70.18      75.30     6.99
17.501% to 18.000%                 2          113,600      0.04      11.850    643          56,800     80.00     100.00     0.00
 18.501% to 19.000%                1          346,500      0.11      12.975    518         346,500     70.00       0.00     0.00
                               -----     ------------    ------      ------    ---        --------     -----     ------    -----
TOTAL:                         1,435     $306,212,119    100.00%      7.321%   661        $213,388     78.26%     25.65%   48.65%
                               -----     ------------    ------      ------    ---        --------     -----     ------    -----

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 18.975% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.263% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE    PERCENT              WEIGHTED    AVERAGE    WEIGHTED
                         NUMBER OF    PRINCIPAL      OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
NEXT RATE                 MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
ADJUSTMENT DATE            LOANS     OUTSTANDING    POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC        IO
---------------          ---------  ------------  ---------  --------   --------  -----------  ---------  -------   -------
July 2005                     1     $    480,000     0.16%     6.000%     643       $ 480,000     75.00%     0.00%    0.00%
July 2006                     1           84,980     0.03      9.250      590          84,980     89.74    100.00     0.00
September 2006                1          157,500     0.05      6.125      730         157,500     75.00      0.00   100.00
October 2006                  5        1,338,168     0.44      7.193      730         267,634     76.42      0.00    76.75
November 2006                23        4,976,654     1.63      7.070      675         216,376     75.99     27.38    47.51
December 2006               111       30,679,001    10.02      7.384      677         276,387     77.75     16.21    59.67
January 2007                517      112,515,927    36.74      7.396      682         217,632     78.40     18.87    56.44
February 2007               418       81,825,345    26.72      7.379      623         195,754     78.74     36.43    27.18
August 2007                   1          122,641     0.04      8.750      519         122,641     71.51      0.00     0.00
October 2007                  4          818,296     0.27      6.661      691         204,574     78.40      0.00    68.13
November 2007                13        2,822,701     0.92      6.781      686         217,131     76.69     16.29    78.87
December 2007                44        9,517,384     3.11      6.921      659         216,304     80.17     28.11    54.65
January 2008                183       35,531,738    11.60      7.308      659         194,163     78.07     32.47    54.08
February 2008                55       12,185,816     3.98      6.986      636         221,560     78.92     32.84    33.08
October 2009                  1          280,000     0.09      6.000      723         280,000     70.00      0.00   100.00
November 2009                 4        1,042,300     0.34      6.548      728         260,575     79.99     29.39   100.00
December 2009                13        3,302,150     1.08      6.636      705         254,012     70.29     45.86    81.40
January 2010                 34        7,378,019     2.41      7.298      686         217,001     76.43      7.97    72.40
February 2010                 6        1,153,500     0.38      7.937      690         192,250     80.00      0.00    67.61
                          -----     ------------   ------      -----      ---       ---------     -----     -----    -----
TOTAL:                    1,435     $306,212,119   100.00%     7.321%     661       $ 213,388     78.26%    25.65%   48.65%
                          -----     ------------   ------      -----      ---       - -------     -----     -----    -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

**lt is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the May 1, 2005 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in May 2005.

                            **ASSUMED MORTGAGE POOL
                           FIXED RATE MORTGAGE LOANS

                                                                                                          ORIGINAL
                                                                                       ORIGINAL          MONTHS TO
                                      NET           ORIGINAL        REMAINING         INTEREST-ONLY      PREPAYMENT
   CURRENT         MORTGAGE         MORTGAGE         TERM             TERM              TERM              PENALTY
  BALANCE ($)       RATE(%)         RATE(%)         (MONTHS)        (MONTHS)           (MONTHS)          EXPIRATION
-------------      --------         --------        --------        ---------         -------------      ----------
   453,097.08        6.869           6.349            180              177                0                   0
    56,479.98        7.875           7.355            180              177                0                  12
   121,857.49        6.000           5.480            180              177                0                  24
   247,146.82        7.205           6.685            180              176                0                  36
   284,140.71        7.245           6.725            180              177                0                  60
   276,544.69        7.335           6.815            240              237                0                   0
    58,027.37        9.700           9.180            240              237                0                  36
29,510,526.50        7.417           6.897            360              357                0                   0
   627,804.68        8.125           7.605            360              356                0                   3
 2,283,131.76        7.891           7.371            360              357                0                  12
 5,913,553.17        7.876           7.356            360              357                0                  24
 9,155,885.61        7.540           7.020            360              357                0                  36
 3,256,892.95        7.413           6.893            360              357                0                  60
   715,670.95        7.199           6.679            360              357               60                   0
    78,839.86        7.150           6.630            360              357               60                  36
   815,647.28        6.967           6.447            360              358              120                   0

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded bv the information set forth in the final Prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                         ADJUSTABLE RATE MORTGAGE LOANS

                                                                            INITIAL
                          NET    ORIGINAL REMAINING    ORIGINAL              RATE
    CURRENT    MORTGAGE MORTGAGE   TERM     TERM    INTEREST-ONLY   GROSS   CHANGE
  BALANCE ($1)  RATE(%)  RATE(%) (MONTHS)  (MONTHS) TERM (MONTHS) MARGIN(%) CAP(%)
-------------- --------  ------- -------- --------  ------------- --------  -------
    464,218.99  6.000    5.480      360       357          0       5.380     1.000
 44,332,242.10  7.618    7.098      360       357          0       5.448     2.976
  3,343,781.14  7.353    6.833      360       357          0       5.536     3.000
 66,615,055.19  7.376    6.856      360       358          0       5.740     3.000
  4,675,897.86  8.134    7.614      360       357          0       6.800     3.000
    935,046.23  6.686    6.166      360       356          0       5.950     3.000
  5,137,453.57  6.916    6.396      360       356         24       4.845     2.954
    749,173.05  7.061    6.541      360       357         24       5.186     3.000
  4,867,303.26  7.107    6.587      360       356         24       5.230     3.000
    610,254.55  6.173    5.653      360       357         24       5.614     3.000
    444,876.53  8.000    7.480      360       356         36       6.125     3.000
 15,113,872.38  7.400    6.880      360       357         60       5.293     2.982
  1,338,335.62  7.601    7.081      360       357         60       6.123     3.000
 20,357,859.17  7.040    6.520      360       357         60       5.260     3.000
     63,830.11  6.125    5.605      360       356         60       4.250     3.000
 22,413,377.89  7.381    6.861      360       357        120       5.024     3.000
    628,581.53  7.000    6.480      360       357        120       5.125     3.000
  1,191,640.48  7.961    7.441      360       356        120       5.913     3.000
 26,937,201.64  7.279    6.759      360       357        120       5.112     3.000
  1,989,081.67  7.208    6.688      360       357        120       5.333     3.000
  2,219,111.85  7.519    6.999      360       357        120       5.260     3.000

                                                   NUMBER OF
                                                     MONTHS          ORIGINAL
                                          RATE     UNTIL NEXT        MONTHS TO
                                          CHANGE      RATE          PREPAYMENT
    CURRENT     PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT        PENALTY
  BALANCE ($1)   CAP(%)  RATE(%) RATE(%) (MONTHS)     DATE    INDEX EXPIRATION
--------------    ------ ------- ------- --------  ---------- ----- ----------
    464,218.99   1.000    12.500   5.380    6           3      6ML      0
 44,332,242.10   1.042    13.645   6.236    6          21      6ML      0
  3,343,781.14   1.000    13.353   6.282    6          21      6ML     12
 66,615,055.19   1.000    13.366   6.742    6          22      6ML     24
  4,675,897.86   1.000    14.096   7.883    6          21      6ML     36
    935,046.23   1.000    12.686   6.214    6          20      6ML     60
  5,137,453.57   1.000    12.916   4.845    6          20      6ML      0
    749,173.05   1.000    13.061   5.186    6          21      6ML      6
  4,867,303.26   1.000    12.704   5.377    6          20      6ML     24
    610,254.55   1.000    12.173   5.614    6          21      6ML     36
    444,876.53   1.000    14.000   6.125    6          20      6ML     36
 15,113,872.38   1.018    13.385   6.002    6          21      6ML      0
  1,338,335.62   1.000    13.601   7.084    6          21      6ML     12
 20,357,859.17   1.000    13.040   6.221    6          21      6ML     24
     63,830.11   1.000    12.125   4.250    6          20      6ML     36
 22,413,377.89   1.000    13.367   5.024    6          21      6ML      0
    628,581.53   1.000    13.000   5.125    6          21      6ML      4
  1,191,640.48   1.000    13.961   5.913    6          20      6ML     12
 26,937,201.64   1.000    13.265   5.112    6          21      6ML     24
  1,989,081.67   1.000    13.208   5.333    6          21      6ML     36
  2,219,111.85   1.000    13.519   5.260    6          21      6ML     60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final Prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                   ADJUSTABLE RATE MORTGAGE LOANS (CONTINUED)

                                                      ORIGINAL             INITIAL
                         NET    ORIGINAL REMAINING INTEREST-ONLY            RATE
   CURRENT    MORTGAGE MORTGAGE   TERM     TERM        TERM        GROSS   CHANGE
 BALANCE ($)  RATE(%)  RATE(%)  (MONTHS) (MONTHS)    (MONTHS)    MARGIN(%) CAP(%)
------------- -------- -------- -------- --------- ------------- --------- -------
10,527,532.74   7.308    6.788     360      357           0        5.746    2.880
   835,412.50   7.913    7.393     360      357           0        7.407    3.000
 1,999,326.37   7.229    6.709     360      358           0        5.945    3.000
   166,828.70   5.990    5.470     360      357           0        5.990    3.000
15,212,802.02   7.171    6.651     360      357           0        5.833    2.983
    46,421.90  10.000    9.480     360      357           0       10.000    3.000
 2,822,693.26   7.283    6.763     360      357          36        4.333    3.000
   812,189.81   6.384    5.864     360      355          36        4.000    3.000
 2,429,499.77   6.649    6.129     360      356          36        4.793    3.000
 2,898,303.89   7.048    6.528     360      357          60        3.217    2.956
   467,120.36   8.304    7.784     360      357          60        4.804    3.000
 3,911,795.50   7.202    6.682     360      357          60        4.560    3.000
 8,882,508.37   6.917    6.397     360      357         120        3.482    3.000
 1,412,682.23   7.210    6.690     360      357         120        3.468    3.000
 6,472,257.25   7.209    6.689     360      357         120        3.618    3.000
    95,745.17   7.875    7.355     360      357         120        4.375    3.000
 1,448,169.83   6.984    6.464     360      357           0        3.734    5.000
   524,542.82   7.329    6.809     360      357           0        4.079    5.000
   764,336.57   7.301    6.781     360      357           0        5.213    3.826
   187,428.42   7.688    7.168     360      356           0        4.438    5.000
 2,490,825.03   6.972    6.452     360      356          60        3.722    5.000
   126,693.10   7.375    6.855     360      357          60        4.125    5.000
   195,648.96   7.184    6.664     360      357          60        4.630    3.481
   690,372.95   7.127    6.607     360      357          60        3.246    5.000
 3,937,940.70   6.849    6.329     360      357         120        3.453    5.000
 1,182,065.97   7.180    6.660     360      356         120        3.158    5.000
   962,647.06   8.097    7.577     360      357         120        3.345    5.000
   212,767.04   7.000    6.480     360      357         120        3.750    5.000

                                                 NUMBER OF
                                                   MONTHS          ORIGINAL
                                         RATE    UNTIL NEXT       MONTHS TO
                                        CHANGE      RATE          PREPAYMENT
   CURRENT    PERIODIC MAXIMUM MINIMUM FREQUENCY ADJUSTMENT        PENALTY
 BALANCE ($)   CAP(%)  RATE(%) RATE(%) (MONTHS)     DATE    INDEX EXPIRATION
------------- -------- ------- ------- --------- ---------- ----- ----------
10,527,532.74  1.112    13.389   5.924     6         33      6ML       0
   835,412.50  1.000    13.913   7.407     6         33      6ML      12
 1,999,326.37  1.000    13.229   6.624     6         34      6ML      24
   166,828.70  1.000    11.990   5.990     6         33      6ML      30
15,212,802.02  1.017    13.171   6.452     6         33      6ML      36
    46,421.90  1.000    16.000  10.000     6         33      6ML      60
 2,822,693.26  1.000    13.283   4.333     6         33      6ML       0
   812,189.81  1.000    12.384   4.000     6         31      6ML      24
 2,429,499.77  1.000    12.649   4.927     6         32      6ML      36
 2,898,303.89  1.000    12.633   3.386     6         33      6ML       0
   467,120.36  1.000    14.304   7.391     6         33      6ML      12
 3,911,795.50  1.000    13.202   6.770     6         33      6ML      36
 8,882,508.37  1.000    12.653   3.498     6         33      6ML       0
 1,412,682.23  1.000    13.210   3.468     6         33      6ML      24
 6,472,257.25  1.000    13.209   3.638     6         33      6ML      36
    95,745.17  1.000    13.875   4.375     6         33      6ML      60
 1,448,169.83  1.000    11.984   3.734     6         57      6ML       0
   524,542.82  1.000    12.329   4.079     6         57      6ML      24
   764,336.57  1.000    13.181   5.213     6         57      6ML      36
   187,428.42  1.000    12.688   4.438     6         56      6ML      60
 2,490,825.03  1.000    11.972   3.722     6         56      6ML       0
   126,693.10  1.000    12.375   4.125     6         57      6ML       6
   195,648.96  1.000    12.690   4.630     6         57      6ML      36
   690,372.95  1.000    12.127   3.246     6         57      6ML      60
 3,937,940.70  1.000    11.849   3.453     6         57      6ML       0
 1,182,065.97  1.000    12.180   3.158     6         56      6ML      24
   962,647.06  1.000    13.097   3.345     6         57      6ML      36
   212,767.04  1.000    12.000   3.750     6         57      6ML      60

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                            ONE-MONTH LIBOR CAP TABLE

 Mon  Beginning   Ending    Notional      Lower       Upper
       Accrual   Accrual   Balance ($)  Collar (%)  Collar (%)
----  ---------  --------  -----------  ----------  ----------
  1     4/19/05   5/25/05  348,250,000     5.319      9.600
  2     5/25/05   6/25/05  337,989,921     6.242      9.600
  3     6/25/05   7/25/05  327,987,119     6.465      9.600
  4     7/25/05   8/25/05  318,233,702     6.246      9.600
  5     8/25/05   9/25/05  308,722,289     6.248      9.600
  6     9/25/05  10/25/05  299,445,771     6.471      9.600
  7    10/25/05  11/25/05  290,397,522     6.251      9.600
  8    11/25/05  12/25/05  281,571,306     6.474      9.600
  9    12/25/05   1/25/06  272,961,260     6.254      9.600
 10     1/25/06   2/25/06  264,562,749     6.257      9.600
 11     2/25/06   3/25/06  256,422,257     6.971      9.600
 12     3/25/06   4/25/06  248,532,550     6.260      9.600
 13     4/25/06   5/25/06  240,885,849     6.483      9.600
 14     5/25/06   6/25/06  233,474,620     6.263      9.600
 15     6/25/06   7/25/06  226,291,560     6.487      9.600
 16     7/25/06   8/25/06  219,329,597     6.268      9.600
 17     8/25/06   9/25/06  212,581,916     6.270      9.600
 18     9/25/06  10/25/06  206,041,837     6.494      9.600
 19    10/25/06  11/25/06  199,702,929     6.274      9.600
 20    11/25/06  12/25/06  193,558,961     6.498      9.600
 21    12/25/06   1/25/07  187,603,894     6.380      9.600
 22     1/25/07   2/25/07  181,829,292     7.549      9.600
 23     2/25/07   3/25/07  176,241,309     8.990      9.600
 24     3/25/07   4/25/07  170,837,037     8.081      9.600
 25     4/25/07   5/25/07  165,598,205     8.364      9.600
 26     5/25/07   6/25/07  160,519,712     8.081      9.600
 27     6/25/07   7/25/07  155,596,613     8.399      9.600
 28     7/25/07   8/25/07  150,824,584     8.510      9.600
 29     8/25/07   9/25/07  146,200,528     8.685      9.600
 30     9/25/07  10/25/07  141,720,229     8.988      9.600
 31    10/25/07  11/25/07  137,376,752     8.685      9.600
 32    11/25/07  12/25/07  133,165,886     8.994      9.600
 33    12/25/07   1/25/08  129,083,353     8.744      9.600
 34     1/25/08   2/25/08  125,125,143     9.557      9.600

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                 AVAILABLE    AVAILABLE                    AVAILABLE    AVAILABLE                  AVAILABLE   AVAILABLE
                   FUNDS      FUNDS CAP                      FUNDS      FUNDS CAP                  FUNDS CAP   FUNDS CAP
MON    DATE    CAP(%)(1),(2)  (%)(1),(3)  MON    DATE    CAP(%)(1),(2)  (%)(1),(3)  MON    DATE    (%)(1),(2)  (%)(1),(3)
---  --------  -------------  ----------  ---  --------  -------------  ----------  ---  --------  ----------  ----------
 1    5/25/05      5.719         5.719     27   7/25/07      7.785        10.000     53   9/25/09    7.758       11.166

 2    6/25/05      6.642        10.000     28   8/25/07      7.535        10.000     54  10/25/09    8.021       11.538

 3    7/25/05      6.865        10.000     29   9/25/07      7.537        10.000     55  11/25/09    7.767       11.167

 4    8/25/05      6.646        10.000     30  10/25/07      7.789        10.000     56  12/25/09    8.031       11.540

 5    9/25/05      6.648        10.000     31  11/25/07      7.540        10.000     57   1/25/10    7.775       11.220

 6   10/25/05      6.871        10.000     32  12/25/07      7.795        10.000     58   2/25/10    7.779       11.332

 7   11/25/05      6.651        10.000     33   1/25/08      7.555        10.000     59   3/25/10    8.618       12.548

 8   12/25/05      6.874        10.000     34   2/25/08      7.693        10.000     60   4/25/10    7.790       11.336

 9    1/25/06      6.654        10.000     35   3/25/08      8.236        10.845     61   5/25/10    8.056       11.716

10    2/25/06      6.657        10.000     36   4/25/08      7.707        10.144     62   6/25/10    7.802       11.341

11    3/25/06      7.371        10.000     37   5/25/08      7.966        10.481     63   7/25/10    8.069       11.722

12    4/25/06      6.660        10.000     38   6/25/08      7.711        10.144     64   8/25/10    7.815       11.349

13    5/25/06      6.883        10.000     39   7/25/08      7.970        10.518     65   9/25/10    7.822       11.353

14    6/25/06      6.663        10.000     40   8/25/08      7.716        10.697     66  10/25/10    8.090       11.736

15    7/25/06      6.887        10.000     41   9/25/08      7.718        10.872     67  11/25/10    7.836       11.361

16    8/25/06      6.668        10.000     42  10/25/08      7.978        11.233     68  12/25/10    8.106       11.745

17    9/25/06      6.669        10.000     43  11/25/08      7.723        10.869     69   1/25/11    7.852       11.371

18   10/25/06      6.894        10.000     44  12/25/08      7.984        11.233     70   2/25/11    7.861       11.379

19   11/25/06      6.673        10.000     45   1/25/09      7.729        10.877     71   3/25/11    8.713       12.605

20   12/25/06      6.898        10.000     46   2/25/09      7.732        11.019     72   4/25/11    7.879       11.391

21    1/25/07      6.727        10.000     47   3/25/09      8.564        12.205     73   5/25/11    8.151       11.778

22    2/25/07      7.223        10.000     48   4/25/09      7.739        11.023     74   6/25/11    7.898       11.406

23    3/25/07      8.335        10.000     49   5/25/09      8.000        11.390     75   7/25/11    8.172       11.794

24    4/25/07      7.530        10.000     50   6/25/09      7.746        11.025     76   8/25/11     ***        11.422

25    5/25/07      7.782        10.000     51   7/25/09      8.008        11.399     77   9/25/11     ***         ***

26    6/25/07      7.532        10.000     52   8/25/09      7.754        11.160     78  10/25/11     ***         ***

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows plus interest on the funds in the Pre-Funding Account at the weighted average Net Mortgage Rate, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 120% PPC on fixed rate collateral and 32% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 3.05% and 3.35%, respectively. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 120% PPC on fixed rate collateral and 32% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 3.05% and 3.35% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%           100%           150%           200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                        TO CALL        TO CALL        TO CALL        TO CALL        TO CALL
                     -------------  -------------  -------------  -------------  -------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                     =============  =============  =============  =============  =============
CLASS A-1A

         100.00000%             11             11             11             11             11

          WAL (YRS)          16.20           1.27           1.00           0.63           0.43
     MOD DURN (YRS)          12.30           1.24           0.98           0.62           0.43
   PRINCIPAL WINDOW    May05-Jul29    May05-Feb08    May05-Jun07    May05-Aug06    May05-Mar06
                     -------------  -------------  -------------  -------------  -------------
CLASS A-1B

         100.00000%             24             24             24             24             24

          WAL (YRS)          26.15           4.38           3.00           1.67           1.11
     MOD DURN (YRS)          17.44           4.06           2.84           1.62           1.09
   PRINCIPAL WINDOW    Jul29-Feb33    Feb08-Jul11    Jun07-Feb10    Aug06-Apr07    Mar06-Aug06
                     -------------  -------------  -------------  -------------  -------------
CLASS A-1C

         100.00000%             36             36             36             36             36

          WAL (YRS)          28.53           7.69           5.97           2.34           1.55
     MOD DURN (YRS)          18.12           6.74           5.38           2.24           1.51
   PRINCIPAL WINDOW    Feb33-Dec33    Jul11-May13    Feb10-Jul11    Apr07-Dec07    Aug06-Jan07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-1

         100.00000%             46             46             46             46             46

          WAL (YRS)          26.54           5.39           4.71           2.86           1.89
     MOD DURN (YRS)          17.13           4.85           4.32           2.72           1.83
   PRINCIPAL WINDOW    Jan28-Dec33    Aug08-May13    Feb09-Jul11    Dec07-Apr08    Jan07-Apr07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-2

         100.00000%             50             50             50             50             50

          WAL (YRS)          26.54           5.37           4.57           3.76           2.11
     MOD DURN (YRS)          17.05           4.83           4.19           3.51           2.02
   PRINCIPAL WINDOW    Jan28-Dec33    Jul08-May13    Nov08-Jul11    Apr08-Feb09    Apr07-Jul07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-3

         100.00000%             53             53             53             53             53

          WAL (YRS)          26.54           5.36           4.50           3.85           2.31
     MOD DURN (YRS)          16.99           4.81           4.12           3.59           2.21
   PRINCIPAL WINDOW    Jan28-Dec33    Jul08-May13    Oct08-Jul11    Feb09-Feb09    Jul07-Sep07
                     -------------  -------------  -------------  -------------  -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

                          0%             80%           100%           150%           200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                        TO CALL        TO CALL        TO CALL       TO CALL        TO CALL
                     -------------  -------------  -------------  -------------  -------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                     =============  =============  =============  =============  ============
CLASS M-4

         100.00000%             70             70             70             70             70

          WAL (YRS)          26.54           5.35           4.46           3.85           2.48
     MOD DURN (YRS)          16.65           4.78           4.07           3.58           2.36
   PRINCIPAL WINDOW    Jan28-Dec33    Jun08-May13    Sep08-Jul11    Feb09-Feb09    Sep07-oct07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-5

         100.00000%             75             75             75             75             75

          WAL (YRS)          26.54           5.34           4.42           3.85           2.52
     MOD DURN (YRS)          16.55           4.76           4.03           3.57           2.39
   PRINCIPAL WINDOW    Jan28-Dec33    Jun08-May13    Aug08-Jul11    Feb09-Feb09    Oct07-oct07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-6

         100.00000%             80             80             80             80             80

          WAL (YRS)          26.54           5.34           4.39           3.82           2.52
     MOD DURN (YRS)          16.46           4.75           4.00           3.54           2.39
   PRINCIPAL WINDOW    Jan28-Dec33    Jun08-May13    Jul08-Jul11    Dec08-Feb09    Oct07-oct07
                     -------------  -------------  -------------  -------------  -------------
CLASS B-1

         100.00000%            122            122            122            122            122

          WAL (YRS)          26.54           5.34           4.38           3.67           2.52
     MOD DURN (YRS)          15.68           4.68           3.94           3.38           2.37
   PRINCIPAL WINDOW    Jan28-Dec33    May08-May13    Jul08-Jul11    Oct08-Feb09    Oct07-oct07
                     -------------  -------------  -------------  -------------  -------------
CLASS B-2

         100.00000%            132            132            132            132            132

          WAL (YRS)          26.54           5.33           4.35           3.56           2.52
     MOD DURN (YRS)          15.51           4.66           3.91           3.28           2.37
   PRINCIPAL WINDOW    Jan28-Dec33    May08-May13    Jun08-Jul11    Sep08-Feb09    Oct07-oct07
                     -------------  -------------  -------------  -------------  -------------
CLASS B-3

         100.00000%            210            210            210            210            210

          WAL (YRS)          26.54           5.33           4.35           3.49           2.52
     MOD DURN (YRS)          14.22           4.54           3.82           3.17           2.34
   PRINCIPAL WINDOW    Jan28-Dec33    May08-May13    Jun08-Jul11    Aug08-Feb09    Oct07-oct07
                     -------------  -------------  -------------  -------------  -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%           100%           150%           200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                      To Maturity    To Maturity    To Maturity    To Maturity    To Maturity
                     -------------  -------------  -------------  -------------  -------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
                     =============  =============  =============  =============  ============
CLASS A-1A

         100.00000%             11             11             11             11             11

          WAL (YRS)          16.20           1.27           1.00           0.63           0.43

     MOD DURN (YRS)          12.30           1.24           0.98           0.62           0.43

   PRINCIPAL WINDOW    May05-Jul29    May05-Feb08    May05-Jun07    May05-Aug06    May05-Mar06
                     -------------  -------------  -------------  -------------  -------------
CLASS A-1B

         100.00000%             24             24             24             24             24

          WAL (YRS)          26.15           4.38           3.00           1.67           1.11

     MOD DURN (YRS)          17.44           4.06           2.84           1.62           1.09

   PRINCIPAL WINDOW    Jul29-Feb33    Feb08-Jul11    Jun07-Feb10    Aug06-Apr07    Mar06-Aug06
                     -------------  -------------  -------------  -------------  -------------
CLASS A-1C

         100.00000%             36             42             42             36             36

          WAL (YRS)          28.88           9.56           7.48           2.34           1.55

     MOD DURN (YRS)          18.25           8.03           6.52           2.24           1.51

  PRINCIPAL WINDOW     Feb33-Jan35    Jul11-Jun23    Feb10-Sep19    Apr07-Dec07    Aug06-Jan07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-1

         100.00000%             46             48             48             46             46

          WAL (YRS)          26.65           5.98           5.19           2.86           1.89

     MOD DURN (YRS)          17.17           5.26           4.68           2.72           1.83

  PRINCIPAL WINDOW     Jan28-Dec34    Aug0S-May20    Feb09-Mar17    Dec07-Apr08    Jan07-Apr07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-2

         100.00000%             50             52             52             59             50

          WAL (YRS)          26.65           5.94           5.03           6.39           2.11

     MOD DURN (YRS)          17.09           5.22           4.54           5.66           2.02

  PRINCIPAL WINDOW     Jan28-Dec34    Jul08-Sep19    Nov08-Sep16    Apr08-Apr14    Apr07-Jul07
                     -------------  -------------  -------------  -------------  -------------
CLASS M-3

         100.00000%             53             55             55             59             53

          WAL (YRS)          26.65           5.90           4.94           5.17           2.31

     MOD DURN (YRS)          17.03           5.19           4.46           4.70           2.21

  PRINCIPAL WINDOW     Jan28-Nov34    Jul08-Jan19    Oct08-Feb16    Dec09-Dec11    Jul07-Sep07
                     -------------  -------------  -------------  -------------  -------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                 0%                  80%                100%                150%                 200%
                            PRICING SPEED       PRICING SPEED       PRICING SPEED       PRICING SPEED        PRICING SPEED
                             TO MATURITY         TO MATURITY         TO MATURITY         TO MATURITY          TO MATURITY
--------------------------------------------------------------------------------------------------------------------------
                             DISC MARGIN         DISC MARGIN         DISC MARGIN          DISC MARGIN         DISC MARGIN
===========================================================================================================================
CLASS M-4

         100.00000%                   70                   72                  73                  75                   70

          WAL (YRS)                26.65                 5.87                4.88                4.61                 2.49
     MOD DURN (YRS)                16.69                 5.14                4.38                4.22                 2.37
   PRINCIPAL WINDOW          Jan28-Nov34          Jun08-Jul18         Sep08-Sep15         Jul09-Aug11          Sep07-Nov07
--------------------------------------------------------------------------------------------------------------------------
CLASS M-5

         100.00000%                   75                   77                  78                  78                   77

          WAL (YRS)                26.65                 5.83                4.82                4.28                 2.67
     MOD DURN (YRS)                16.59                 5.10                4.33                3.93                 2.53
   PRINCIPAL WINDOW          Jan28-0ct34          Jun08-Dec17         Aug08-Apr15         Mar09-May11          Nov07-Jan08
--------------------------------------------------------------------------------------------------------------------------
CLASS M-6

         100.00000%                   80                   82                  83                  82                   85

          WAL (YRS)                26.64                 5.79                4.76                4.05                 2.87
     MOD DURN (YRS)                16.49                 5.07                4.28                3.73                 2.71
   PRINCIPAL WINDOW          Jan28-0ct34          Jun08-May17         Jul08-Oct14         Dec08-Feb11          Jan08-Apr08
--------------------------------------------------------------------------------------------------------------------------
CLASS B-1

         100.00000%                  122                  125                 125                 125                  148

          WAL (YRS)                26.64                 5.73                4.70                3.86                 4.65
     MOD DURN (YRS)                15.71                 4.95                4.18                3.54                 4.15
   PRINCIPAL WINDOW          Jan28-Sep34          May08-Sep16         Jul08-Mar14         Oct08-Sep10          Apr08-Apr11
--------------------------------------------------------------------------------------------------------------------------
CLASS B-2

         100.00000%                  132                  135                 135                 134                  159

          WAL (YRS)                26.62                 5.66                4.62                3.72                 4.42
     MOD DURN (YRS)                15.53                 4.88                4.10                3.41                 3.98
   PRINCIPAL WINDOW          Jan28-Aug34          May08-Dec15         Jun08-Aug13         Sep08-May10          May09-Jan10
--------------------------------------------------------------------------------------------------------------------------
CLASS B-3

         100.00000%                  210                  213                 214                 213                  245

          WAL (YRS)                26.61                 5.57                4.54                3.61                 3.95
     MOD DURN (YRS)                14.24                 4.70                3.96                3.26                 3.53
   PRINCIPAL WINDOW          Jan28-Jun34          May08-Mar15         Jun08-Jan13         Aug08-Jan10        Jan09 - May09
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0% PRICING      80% PRICING      100% PRICING      150% PRICING       200% PRICING
       DATE                 SPEED           SPEED            SPEED              SPEED              SPEED
 ------------------      ----------------------------------------------------------------------------------
 Initial Percentage          100            100              100                100                100
    25-Apr-06                 99             55               44                 17                  0
    25-Apr-07                 98             21                5                  0                  0
    25-Apr-08                 97              0                0                  0                  0
    25-Apr-09                 96              0                0                  0                  0
    25-Apr-10                 94              0                0                  0                  0
    25-Apr-11                 93              0                0                  0                  0
    25-Apr-12                 91              0                0                  0                  0
    25-Apr-13                 89              0                0                  0                  0
    25-Apr-14                 87              0                0                  0                  0
    25-Apr-15                 84              0                0                  0                  0
    25-Apr-16                 80              0                0                  0                  0
    25-Apr-17                 77              0                0                  0                  0
    25-Apr-18                 73              0                0                  0                  0
    25-Apr-19                 68              0                0                  0                  0
    25-Apr-20                 63              0                0                  0                  0
    25-Apr-21                 58              0                0                  0                  0
    25-Apr-22                 52              0                0                  0                  0
    25-Apr-23                 46              0                0                  0                  0
    25-Apr-24                 39              0                0                  0                  0
    25-Apr-25                 32              0                0                  0                  0
    25-Apr-26                 24              0                0                  0                  0
    25-Apr-27                 16              0                0                  0                  0
    25-Apr-28                  7              0                0                  0                  0
    25-Apr-29                  1              0                0                  0                  0
    25-Apr-30                  0              0                0                  0                  0
    25-Apr-31                  0              0                0                  0                  0
    25-Apr-32                  0              0                0                  0                  0
    25-Apr-33                  0              0                0                  0                  0
    25-Apr-34                  0              0                0                  0                  0
    25-Apr-35                  0              0                0                  0                  0

    WAL (yrs.)             16.20           1.27             1.00               0.63               0.43

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           0%          80%            100%        150%           200%
                        PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                  SPEED        SPEED          SPEED       SPEED          SPEED
--------------------------------------------------------------------------------------
Initial Percentage         100          100           100          100           100
    25-Apr-06              100          100           100          100            61
    25-Apr-07              100          100           100            0             0
    25-Apr-08              100           82            20            0             0
    25-Apr-09              100           60            20            0             0
    25-Apr-10              100           28             0            0             0
    25-Apr-11              100            4             0            0             0
    25-Apr-12              100            0             0            0             0
    25-Apr-13              100            0             0            0             0
    25-Apr-14              100            0             0            0             0
    25-Apr-15              100            0             0            0             0
    25-Apr-16              100            0             0            0             0
    25-Apr-17              100            0             0            0             0
    25-Apr-18              100            0             0            0             0
    25-Apr-19              100            0             0            0             0
    25-Apr-20              100            0             0            0             0
    25-Apr-21              100            0             0            0             0
    25-Apr-22              100            0             0            0             0
    25-Apr-23              100            0             0            0             0
    25-Apr-24              100            0             0            0             0
    25-Apr-25              100            0             0            0             0
    25-Apr-26              100            0             0            0             0
    25-Apr-27              100            0             0            0             0
    25-Apr-28              100            0             0            0             0
    25-Apr-29              100            0             0            0             0
    25-Apr-30               80            0             0            0             0
    25-Apr-31               54            0             0            0             0
    25-Apr-32               25            0             0            0             0
    25-Apr-33                0            0             0            0             0
    25-Apr-34                0            0             0            0             0
    25-Apr-35                0            0             0            0             0

    WAL (yrs.)           26.15         4.38          3.00         1.67          1.11

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS A-1C CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           0%          80%            100%        150%           200%
                        PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                  SPEED        SPEED          SPEED       SPEED          SPEED
--------------------------------------------------------------------------------------
Initial Percentage         100          100           100          100           100
    25-Apr-06              100          100           100          100           100
    25-Apr-07              100          100           100           94             0
    25-Apr-08              100          100           100            0             0
    25-Apr-09              100          100           100            0             0
    25-Apr-10              100          100            94            0             0
    25-Apr-11              100          100            65            0             0
    25-Apr-12              100           80            45            0             0
    25-Apr-13              100           60            31            0             0
    25-Apr-14              100           45            22            0             0
    25-Apr-15              100           34            15            0             0
    25-Apr-16              100           25            10            0             0
    25-Apr-17              100           19             7            0             0
    25-Apr-18              100           14             3            0             0
    25-Apr-19              100           10             1            0             0
    25-Apr-20              100            8             0            0             0
    25-Apr-21              100            4             0            0             0
    25-Apr-22              100            2             0            0             0
    25-Apr-23              100            *             0            0             0
    25-Apr-24              100            0             0            0             0
    25-Apr-25              100            0             0            0             0
    25-Apr-26              100            0             0            0             0
    25-Apr-27              100            0             0            0             0
    25-Apr-28              100            0             0            0             0
    25-Apr-29              100            0             0            0             0
    25-Apr-30              100            0             0            0             0
    25-Apr-31              100            0             0            0             0
    25-Apr-32              100            0             0            0             0
    25-Apr-33               92            0             0            0             0
    25-Apr-34               41            0             0            0             0
    25-Apr-35                0            0             0            0             0
    WAL (yrs.)           28.88         9.56          7.48         2.34          1.55

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                             0%          80%            100%        150%           200%
                          PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                    SPEED        SPEED          SPEED       SPEED          SPEED
----------------------------------------------------------------------------------------
Initial Percentage           100          100            100        100            100
    25-Apr-06                100          100            100        100            100
    25-Apr-07                100          100            100        100              0
    25-Apr-08                100          100            100          0              0
    25-Apr-09                100           64             61          0              0
    25-Apr-10                100           48             32          0              0
    25-Apr-11                100           36             22          0              0
    25-Apr-12                100           27             15          0              0
    25-Apr-13                100           20             11          0              0
    25-Apr-14                100           15              7          0              0
    25-Apr-15                100           11              5          0              0
    25-Apr-16                100            8              4          0              0
    25-Apr-17                100            6              0          0              0
    25-Apr-18                100            5              0          0              0
    25-Apr-19                100            3              0          0              0
    25-Apr-20                100            *              0          0              0
    25-Apr-21                100            0              0          0              0
    25-Apr-22                100            0              0          0              0
    25-Apr-23                100            0              0          0              0
    25-Apr-24                100            0              0          0              0
    25-Apr-25                100            0              0          0              0
    25-Apr-26                100            0              0          0              0
    25-Apr-27                100            0              0          0              0
    25-Apr-28                 97            0              0          0              0
    25-Apr-29                 86            0              0          0              0
    25-Apr-30                 74            0              0          0              0
    25-Apr-31                 61            0              0          0              0
    25-Apr-32                 47            0              0          0              0
    25-Apr-33                 31            0              0          0              0
    25-Apr-34                 14            0              0          0              0
    25-Apr-35                  0            0              0          0              0
    WAL (yrs.)             26.65         5.98           5.19       2.86           1.89

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           0%          80%            100%        150%           200%
                        PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                  SPEED        SPEED          SPEED       SPEED          SPEED
--------------------------------------------------------------------------------------
Initial Percentage         100          100           100         100            100
    25-Apr-06              100          100           100         100            100
    25-Apr-07              100          100           100         100             73
    25-Apr-08              100          100           100          89              0
    25-Apr-09              100           64            46          89              0
    25-Apr-10              100           48            32          89              0
    25-Apr-11              100           36            22          64              0
    25-Apr-12              100           27            15          33              0
    25-Apr-13              100           20            11          11              0
    25-Apr-14              100           15             7           0              0
    25-Apr-15              100           11             5           0              0
    25-Apr-16              100            8             2           0              0
    25-Apr-17              100            6             0           0              0
    25-Apr-18              100            5             0           0              0
    25-Apr-19              100            2             0           0              0
    25-Apr-20              100            0             0           0              0
    25-Apr-21              100            0             0           0              0
    25-Apr-22              100            0             0           0              0
    25-Apr-23              100            0             0           0              0
    25-Apr-24              100            0             0           0              0
    25-Apr-25              100            0             0           0              0
    25-Apr-26              100            0             0           0              0
    25-Apr-27              100            0             0           0              0
    25-Apr-28               97            0             0           0              0
    25-Apr-29               86            0             0           0              0
    25-Apr-30               74            0             0           0              0
    25-Apr-31               61            0             0           0              0
    25-Apr-32               47            0             0           0              0
    25-Apr-33               31            0             0           0              0
    25-Apr-34               14            0             0           0              0
    25-Apr-35                0            0             0           0              0
    WAL (yrs.)           26.65         5.94          5.03        6.39           2.11

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0%          80%            100%        150%           200%
                      PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                SPEED        SPEED          SPEED       SPEED          SPEED
------------------------------------------------------------------------------------
Initial Percentage       100          100           100         100            100
    25-Apr-06            100          100           100         100            100
    25-Apr-07            100          100           100         100            100
    25-Apr-08            100          100           100         100              0
    25-Apr-09            100           64            46         100              0
    25-Apr-10            100           48            32          54              0
    25-Apr-11            100           36            22           5              0
    25-Apr-12            100           27            15           0              0
    25-Apr-13            100           20            11           0              0
    25-Apr-14            100           15             7           0              0
    25-Apr-15            100           11             5           0              0
    25-Apr-16            100            8             0           0              0
    25-Apr-17            100            6             0           0              0
    25-Apr-18            100            5             0           0              0
    25-Apr-19            100            0             0           0              0
    25-Apr-20            100            0             0           0              0
    25-Apr-21            100            0             0           0              0
    25-Apr-22            100            0             0           0              0
    25-Apr-23            100            0             0           0              0
    25-Apr-24            100            0             0           0              0
    25-Apr-25            100            0             0           0              0
    25-Apr-26            100            0             0           0              0
    25-Apr-27            100            0             0           0              0
    25-Apr-28             97            0             0           0              0
    25-Apr-29             86            0             0           0              0
    25-Apr-30             74            0             0           0              0
    25-Apr-31             61            0             0           0              0
    25-Apr-32             47            0             0           0              0
    25-Apr-33             31            0             0           0              0
    25-Apr-34             14            0             0           0              0
    25-Apr-35              0            0             0           0              0

    WAL (yrs.)         26.65         5.90          4.94        5.17           2.31

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS M-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0%          80%            100%        150%           200%
                      PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                SPEED        SPEED          SPEED       SPEED          SPEED
------------------------------------------------------------------------------------
Initial Percentage      100          100           100         100            100
     25-Apr-06          100          100           100         100            100
     25-Apr-07          100          100           100         100            100
     25-Apr-08          100          100           100         100              0
     25-Apr-09          100           64            46         100              0
     25-Apr-10          100           48            32          10              0
     25-Apr-11          100           36            22           5              0
     25-Apr-12          100           27            15           0              0
     25-Apr-13          100           20            11           0              0
     25-Apr-14          100           15             7           0              0
     25-Apr-15          100           11             4           0              0
     25-Apr-16          100            8             0           0              0
     25-Apr-17          100            6             0           0              0
     25-Apr-18          100            2             0           0              0
     25-Apr-19          100            0             0           0              0
     25-Apr-20          100            0             0           0              0
     25-Apr-21          100            0             0           0              0
     25-Apr-22          100            0             0           0              0
     25-Apr-23          100            0             0           0              0
     25-Apr-24          100            0             0           0              0
     25-Apr-25          100            0             0           0              0
     25-Apr-26          100            0             0           0              0
     25-Apr-27          100            0             0           0              0
     25-Apr-28           97            0             0           0              0
     25-Apr-29           86            0             0           0              0
     25-Apr-30           74            0             0           0              0
     25-Apr-31           61            0             0           0              0
     25-Apr-32           47            0             0           0              0
     25-Apr-33           31            0             0           0              0
     25-Apr-34           14            0             0           0              0
     25-Apr-35            0            0             0           0              0

     WAL (yrs.)       26.65         5.87          4.88        4.61           2.49

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

       PERCENTAGE OF CLASS M-5 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                         0%          80%            100%        150%           200%
                      PRICING      PRICING        PRICING     PRICING        PRICING
   DATE                SPEED        SPEED          SPEED       SPEED          SPEED
------------------------------------------------------------------------------------
Initial Percentage       100          100           100         100            100
    25-Apr-06            100          100           100         100            100
    25-Apr-07            100          100           100         100            100
    25-Apr-08            100          100           100         100              0
    25-Apr-09            100           64            46          66              0
    25-Apr-10            100           48            32          10              0
    25-Apr-11            100           36            22           1              0
    25-Apr-12            100           27            15           0              0
    25-Apr-13            100           20            11           0              0
    25-Apr-14            100           15             7           0              0
    25-Apr-15            100           11             0           0              0
    25-Apr-16            100            8             0           0              0
    25-Apr-17            100            6             0           0              0
    25-Apr-18            100            0             0           0              0
    25-Apr-19            100            0             0           0              0
    25-Apr-20            100            0             0           0              0
    25-Apr-21            100            0             0           0              0
    25-Apr-22            100            0             0           0              0
    25-Apr-23            100            0             0           0              0
    25-Apr-24            100            0             0           0              0
    25-Apr-25            100            0             0           0              0
    25-Apr-26            100            0             0           0              0
    25-Apr-27            100            0             0           0              0
    25-Apr-28             97            0             0           0              0
    25-Apr-29             86            0             0           0              0
    25-Apr-30             74            0             0           0              0
    25-Apr-31             61            0             0           0              0
    25-Apr-32             47            0             0           0              0
    25-Apr-33             31            0             0           0              0
    25-Apr-34             14            0             0           0              0
    25-Apr-35              0            0             0           0              0

    WAL (yrs.)         26.65         5.83          4.82        4.28           2.67

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS M-6 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE           SPEED        SPEED        SPEED         SPEED         SPEED
-------------------------------------------------------------------------------------
Initial Percentage      100         100           100           100           100
    25-Apr-06           100         100           100           100           100
    25-Apr-07           100         100           100           100           100
    25-Apr-08           100         100           100           100             0
    25-Apr-09           100          64            46            17             0
    25-Apr-10           100          48            32            10             0
    25-Apr-11           100          36            22             0             0
    25-Apr-12           100          27            15             0             0
    25-Apr-13           100          20            11             0             0
    25-Apr-14           100          15             6             0             0
    25-Apr-15           100          11             0             0             0
    25-Apr-16           100           8             0             0             0
    25-Apr-17           100           1             0             0             0
    25-Apr-18           100           0             0             0             0
    25-Apr-19           100           0             0             0             0
    25-Apr-20           100           0             0             0             0
    25-Apr-21           100           0             0             0             0
    25-Apr-22           100           0             0             0             0
    25-Apr-23           100           0             0             0             0
    25-Apr-24           100           0             0             0             0
    25-Apr-25           100           0             0             0             0
    25-Apr-26           100           0             0             0             0
    25-Apr-27           100           0             0             0             0
    25-Apr-28            97           0             0             0             0
    25-Apr-29            86           0             0             0             0
    25-Apr-30            74           0             0             0             0
    25-Apr-31            61           0             0             0             0
    25-Apr-32            47           0             0             0             0
    25-Apr-33            31           0             0             0             0
    25-Apr-34            14           0             0             0             0
    25-Apr-35             0           0             0             0             0

    WAL (yrs.)        26.64        5.79          4.76          4.05          2.87

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE           SPEED        SPEED        SPEED         SPEED         SPEED
-------------------------------------------------------------------------------------
Initial Percentage      100         100           100           100           100
    25-Apr-06           100         100           100           100           100
    25-Apr-07           100         100           100           100           100
    25-Apr-08           100         100           100           100            72
    25-Apr-09           100          64            46            17            72
    25-Apr-10           100          48            32            10            47
    25-Apr-11           100          36            22             0             0
    25-Apr-12           100          27            15             0             0
    25-Apr-13           100          20            11             0             0
    25-Apr-14           100          15             0             0             0
    25-Apr-15           100          11             0             0             0
    25-Apr-16           100           4             0             0             0
    25-Apr-17           100           0             0             0             0
    25-Apr-18           100           0             0             0             0
    25-Apr-19           100           0             0             0             0
    25-Apr-20           100           0             0             0             0
    25-Apr-21           100           0             0             0             0
    25-Apr-22           100           0             0             0             0
    25-Apr-23           100           0             0             0             0
    25-Apr-24           100           0             0             0             0
    25-Apr-25           100           0             0             0             0
    25-Apr-26           100           0             0             0             0
    25-Apr-27           100           0             0             0             0
    25-Apr-28            97           0             0             0             0
    25-Apr-29            86           0             0             0             0
    25-Apr-30            74           0             0             0             0
    25-Apr-31            61           0             0             0             0
    25-Apr-32            47           0             0             0             0
    25-Apr-33            31           0             0             0             0
    25-Apr-34            14           0             0             0             0
    25-Apr-35             0           0             0             0             0

    WAL (yrs.)        26.64        5.73          4.70          3.86          4.65

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE           SPEED        SPEED        SPEED         SPEED         SPEED
-------------------------------------------------------------------------------------
Initial Percentage      100         100           100           100           100
    25-Apr-06           100         100           100           100           100
    25-Apr-07           100         100           100           100           100
    25-Apr-08           100         100           100           100           100
    25-Apr-09           100          64            46            17           100
    25-Apr-10           100          48            32             1             0
    25-Apr-11           100          36            22             0             0
    25-Apr-12           100          27            15             0             0
    25-Apr-13           100          20             6             0             0
    25-Apr-14           100          15             0             0             0
    25-Apr-15           100          10             0             0             0
    25-Apr-16           100           0             0             0             0
    25-Apr-17           100           0             0             0             0
    25-Apr-18           100           0             0             0             0
    25-Apr-19           100           0             0             0             0
    25-Apr-20           100           0             0             0             0
    25-Apr-21           100           0             0             0             0
    25-Apr-22           100           0             0             0             0
    25-Apr-23           100           0             0             0             0
    25-Apr-24           100           0             0             0             0
    25-Apr-25           100           0             0             0             0
    25-Apr-26           100           0             0             0             0
    25-Apr-27           100           0             0             0             0
    25-Apr-28            97           0             0             0             0
    25-Apr-29            86           0             0             0             0
    25-Apr-30            74           0             0             0             0
    25-Apr-31            61           0             0             0             0
    25-Apr-32            47           0             0             0             0
    25-Apr-33            31           0             0             0             0
    25-Apr-34            14           0             0             0             0
    25-Apr-35             0           0             0             0             0

    WAL (yrs.)        26.62        5.66          4.62          3.72          4.42

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2005-6HE
--------------------------------------------------------------------------------

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                    0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
       DATE           SPEED        SPEED        SPEED         SPEED         SPEED
-------------------------------------------------------------------------------------
Initial Percentage      100         100           100           100           100
    25-Apr-06           100         100           100           100           100
    25-Apr-07           100         100           100           100           100
    25-Apr-08           100         100           100           100           100
    25-Apr-09           100          64            46            17            19
    25-Apr-10           100          48            32             0             0
    25-Apr-11           100          36            22             0             0
    25-Apr-12           100          27            15             0             0
    25-Apr-13           100          20             0             0             0
    25-Apr-14           100          15             0             0             0
    25-Apr-15           100           0             0             0             0
    25-Apr-16           100           0             0             0             0
    25-Apr-17           100           0             0             0             0
    25-Apr-18           100           0             0             0             0
    25-Apr-19           100           0             0             0             0
    25-Apr-20           100           0             0             0             0
    25-Apr-21           100           0             0             0             0
    25-Apr-22           100           0             0             0             0
    25-Apr-23           100           0             0             0             0
    25-Apr-24           100           0             0             0             0
    25-Apr-25           100           0             0             0             0
    25-Apr-26           100           0             0             0             0
    25-Apr-27           100           0             0             0             0
    25-Apr-28            97           0             0             0             0
    25-Apr-29            86           0             0             0             0
    25-Apr-30            74           0             0             0             0
    25-Apr-31            61           0             0             0             0
    25-Apr-32            47           0             0             0             0
    25-Apr-33            31           0             0             0             0
    25-Apr-34            12           0             0             0             0
    25-Apr-35             0           0             0             0             0

    WAL (yrs.)        26.61        5.57          4.54          3.61          3.95

* = less than 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.